SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 8, 2000


                          COLUMBUS NETWORKS CORPORATION
             (Exact name of registrant as specified in its charter)


          NEVADA                           0-27953                98-0187538
(State or other jurisdiction of         (Commission             (IRS Employer
      incorporation)                    File Number)         Identification No.)



       #100 - 1295 STEVENS ROAD, KELOWNA, BRITISH COLUMBIA, CANADA V1Z 2S9
       (Address of principal executive offices)                  (Zip Code)


                                 (250) 769-8099
               Registrant's telephone number, including area code


                           GOLDEN RIVER RESOURCES INC.
         2420 PANDOSY STREET, KELOWNA, BRITISH COLUMBIA, CANADA V1Y 1T8 (Former name or former address, if changed since last report)








Exhibit index on consecutive page 3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         On December 8, 2000, the registrant closed its acquisition of Columbus Networks Corporation, a privately-held British Columbia corporation ("Columbus"), pursuant to the terms of a Share Exchange Agreement dated October 30, 2000 (the "Share Exchange Agreement"). Columbus is now a wholly-owned subsidiary of the registrant.

         In connection with the acquisition, the registrant effected a 1-for-4 reverse stock split of its outstanding shares of common stock and changed its name to Columbus Networks Corporation. The registrant's new CUSIP number is 199463 10 0 and its new trading symbol is CLMK.

         The registrant has issued 14,955,475 (post-reverse split) shares of its common stock to the shareholders of Columbus. There are now 20,859,250 shares of common stock of the registrant issued and outstanding.

         The registrant's management now consists of designees from Columbus, with the exception of Mr. Watts:

                  Roger Watts          -     Chairman of the Board of Directors
                  Dan Collins          -     President and CEO and Director
                  Scott McLean         -     Vice President and CFO and Director
                  Greg Shannon         -     Corporate Secretary and Director
                  Mervyn Weiss         -     Director
                  Vern Berg            -     Director

         Effective December 11, 2000, the executive offices of the registrant will be located at the facilities of Columbus in Kelowna, British Columbia.

         Columbus provides sector-specific electronic recruitment services to educators, school districts, universities and private educational employers in the education systems of Canada and United States. Services include on-line resume services, job postings, a bookstore, electronic application forms as well as other related services that meet the needs of the client. Columbus intends to expand the scope of services within their education networks by adding unique entry portals for students, teachers and employers. These portals will be distinctive storefronts to other resources, services and features that will benefit both the employer and educators. Columbus also operates the Global ESL Network that provides recruitment services to ESL (English as a Second Language) institutes around the world.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: The audited statements for the year ended June 30, 2000, are filed herewith. The unaudited statements for the three months ended September 30, 2000, will be filed by amendment.

         (b)      Pro forma financial information: Filed herewith

         (c)      Exhibits

                 REGULATION                                                                       CONSECUTIVE
                 S-K NUMBER                                    DOCUMENT                           PAGE NUMBER

                         2.1           Share Exchange Agreement dated October 30, 2000 (1)               N/A
                         3.1           Certificate of Amendment to Articles of Incorporation              24
                 --------------------
                 (1) Incorporated by reference to the  registrant's  definitive proxy statement filed November 7, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLUMBUS NETWORKS CORPORATION


December 8, 2000                        By: /S/ DAN COLLINS
                                           -------------------------------------
                                           Dan Collins, President and CEO

                             FINANCIAL STATEMENTS OF

                          COLUMBUS NETWORKS CORPORATION

                        (A DEVELOPMENT STAGE ENTERPRISE)

                            YEAR ENDED JUNE 30, 2000

AUITORS' REPORT TO THE STOCKHOLDERS


We have audited the accompanying balance sheet of Columbus Networks Corporation (a development stage enterprise) as at June 30, 2000 and the related statements of operations, stockholders' equity and comprehensive income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at June 30, 2000 and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP



Kelowna, Canada

September 26, 2000

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Balance Sheet

June 30, 2000

$ United States

ASSETS

Current assets
   Cash                                                                   $  31,986
   Accounts receivable                                                        7,239
   Prepaid expenses and deposits                                              5,825
                                                                          ----------
                                                                             45,050

Fixed assets (note 3)                                                        51,271

Website development (note 4)                                                 19,790
                                                                          ----------
                                                                          $ 116,111
                                                                          ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable and accrued liabilities                               $  34,459
   Unearned revenue                                                          25,115
   Payable to directors                                                         825
                                                                          ----------
                                                                             60,399

Subscription for shares (note 5(b))                                           1,689

Stockholders' Equity
   Capital stock (note 5)                                                   293,178
   Deficit accumulated during the development stage                        (241,191)
   Accumulated other comprehensive income
      Cumulative translation adjustment                                       2,036
                                                                          ----------
                                                                             54,023
Commitment (note 6)
Subsequent events (note 7)

                                                                          $ 116,111
                                                                          ==========

See accompanying notes to financial statements.


Approved by the Board:

                                                          ,  Director
---------------------------------------------------------

                                                          ,  Director
---------------------------------------------------------

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Statement of Operations



$ United States

                                                                                   Predecessor Business (note 2(a))
                                                               Year ended             Period from        Year ended
                                                             June 30, 2000        July 1, 1999 to     June 30, 1999
                                                                                December 15, 1999
                                                                                      (unaudited)       (unaudited)
Fee revenue                                                    $   38,151             $  53,850        $    83,217
Interest and other income                                           1,796                   -                  -
                                                               -----------            ----------       ------------
                                                                   39,947                53,850             83,217

Expenses
   Advertising and promotion                                       17,280                   893              1,527
   Amortization - fixed assets                                      5,208                 1,071              1,837
   Amortization- website development                                  486                   -                  -
   Automotive                                                       9,808                 5,727              7,678
   Bank charges                                                       766                   125                318
   Conferences                                                      7,906                   -                  -
   Inducement fee                                                  18,996                   -                  -
   Insurance                                                        1,224                   -                  -
   Internet fees                                                   15,238                   884              2,001
   Licences, fees and dues                                          3,049                   -                  -
   Office                                                           8,644                 2,039              4,267
   Professional fees                                               18,858                   733                993
   Rent                                                            12,470                 2,088              2,384
   Repairs and maintenance                                          1,612                   -                  -
   Telephone                                                        5,049                 2,697              2,342
   Training                                                         1,022                   -                  -
   Travel                                                          13,866                 2,090              7,621
   Wages and benefits                                             137,098                   -                  -
   Website development                                              2,558                16,488             20,990
                                                               -----------            ----------       ------------
                                                                  281,138                34,835             51,958

(Loss) net income                                              $ (241,191)            $  19,015        $    31,259
                                                               ===========            ==========       ============

Weighted average number of shares outstanding                   3,732,500

Loss per share (note 2(d))                                     $    (0.06)
                                                               ===========

See accompanying notes to financial statements.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Statement of Stockholders' Equity and Comprehensive Income

Year ended June 30, 2000

$ United States

                                                                     Deficit
                                                                    Accumulated         Accumulated
                                                                    During the            Other
                                           CAPITAL STOCK            Development        Comprehensive
                                   --------------------------
                                     Shares            Amount          Stage               Income            Total

CLASS A SHARES
Shares issued for acquisition
  of assets on December 15,
  1999 (note 1)                      4,500,000     $       1        $     -                $  -           $       1

Shares issued for cash at Cdn
  $0.25 (US $0.17) per share
  on January 28, 2000                1,800,000       303,930              -                   -             303,930

Shares issued for cash at Cdn
  $0.25 (US $0.17) per share
  on June 16, 2000                      80,000        13,508              -                   -              13,508

Share issue costs                          -         (24,262)             -                   -             (24,262)
                                     ---------     ----------       ----------             ------         ----------
                                     6,380,000       293,177              -                   -             293,177

CLASS B SHARES

Shares issued for acquisition
  of assets on December 15,
  1999 (note 1)                      1,000,000             1              -                   -                   1
                                     ---------     ----------       ----------             ------         ----------
                                     7,380,000       293,178              -                   -             293,178

Comprehensive income
  Loss                                     -             -           (241,191)                -            (241,191)
  Foreign currency
    translation adjustment                 -             -                -                 2,036             2,036
                                     ---------     ----------       ----------             ------         ----------
Comprehensive income (loss)                -             -           (241,191)              2,036          (239,155)
                                     ---------     ----------       ----------             ------         ----------
Balance, June 30, 2000               7,380,000     $ 293,178        $(241,191)             $2,036         $  54,023
                                     =========     ==========       ==========             ======         ==========

See accompanying notes to financial statements.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Statement of Cash Flows

Years ended June 30, 2000 and 1999

$ United States


                                                                                   Predecessor Business (note 2(a))
                                                               Year ended             Period from        Year ended
                                                             June 30, 2000        July 1, 1999 to     June 30, 1999
                                                                                December 15, 1999
                                                                                      (unaudited)       (unaudited)
Cash provided by (used in):

Operating activities
  Cash receipts from customers                                 $   44,269             $  48,894        $    73,129
  Cash receipts from interest and other income                      1,796                   -                  -
  Cash paid to suppliers and employees                           (235,052)              (34,059)           (51,759)
                                                               -----------            ----------       ------------
                                                                 (188,987)               14,835             21,370

Financing activities
  Increase in payable to directors                                    825                   -                  -
  Issuance of shares                                              293,176                   -                  -
  Subscription for shares                                           1,689                   -                  -
  Partners' draws                                                     -                  (4,614)           (29,399)
  Bank indebtedness                                                   -                    (364)               364
                                                               -----------            ----------       ------------
                                                                  295,690                (4,978)           (29,035)

Investing activities
  Purchase of fixed assets                                        (56,477)               (9,857)            (1,578)
  Website development costs capitalized                           (20,276)                  -                  -
                                                               -----------            ----------       ------------
                                                                  (76,753)               (9,857)            (1,578)

Foreign currency translation adjustment                             2,036                   -                  -
                                                               -----------            ----------       ------------
Increase (decrease) in cash                                        31,986                   -               (9,243)

Cash, beginning of year                                               -                     -                9,243
                                                               -----------            ----------       ------------
Cash, end of year                                              $   31,986             $     -          $       -
                                                               ===========            ==========       ============

See accompanying notes to financial statements.

Supplementary information
  Interest paid                                                $      -               $     -          $       -
  Income taxes paid                                                   -                     -                  -

Non-cash financing and investing activities
  Common shares issued for fixed assets                               2                     -                  -
                                                               ===========            ==========       ============

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States


1.   OPERATIONS:

     The Company was incorporated under the laws of the Province of British Columbia on March 3, 1999 and was inactive until December 1, 1999. On December 15, 1999 the Company purchased the undernoted assets from a partnership, the partners of which are now directors of the Company and currently own 4,265,000 class A common shares and 1,000,000 class B common shares of the Company. As the controlling partner of the partnership acquired a controlling interest in the Company on this transaction and control of the underlying assets has not changed on the acquisition, this transaction is accounted for as a common control transaction. Accordingly, the purchase of the assets has been recorded in the accounts of the Company at an amount equal to the net book value in the accounts of the partnership at the transaction date.


     Assets Purchased

     Fixed assets                                                       $17,783
                                                                        =======
     Consideration Paid

     Non-interest bearing demand promissory note                        $17,781
     Issuance of 4,500,000 class A common shares                              1
     Issuance of 1,000,000 class B common shares                              1
                                                                        -------
                                                                        $17,783
                                                                        =======

     The promissory note was repaid during the year ended June 30, 2000.

     The major activity of the Company is developing electronic recruitment websites including the Education Canada Network.

2.   ACCOUNTING POLICIES:

     (a)  Basis of Presentation

          In accordance with the rules and regulations of the Securities and Exchange Commission, the partnership described in note 1 is considered to be a predecessor entity as the Company's operations are a continuation of the operation of the partnership. As such, the predecessor entity's financial statements are required to be presented in specified U.S. Securities filing documents. Accordingly, the amounts presented for the period from July 1, 1999 to December 15, 1999 and for the year ended June 30, 1999 in the statements of operations and cash flows are those of a predecessor partnership. These amounts are unaudited, however, in the opinion of management, all adjustments (consisting of normal recurring items) necessary for the fair presentation of these unaudited amounts in conformity with accounting principles generally accepted in the United States have been made.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States



2.   ACCOUNTING POLICIES (CONTINUED):

     (b)  Translation of Financial Statements

          The Company operates in Canada and its operations, and therefore its functional currency, are conducted in Canadian currency.

          These financial statements have been translated into United States dollars. The method of translation applied is as follows:

          i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being U.S. $1.00 per Cdn. $1.4806.

          ii) Revenue and expenses are translated at the exchange rate in effect at the transaction date.

          iii) The net adjustment arising from the translation is recorded as a separate component of stockholders' equity called "cumulative translation adjustment" which is included in "accumulated other comprehensive income."

     (c)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (d)  Loss Per Share

          Loss per share has been calculated using the weighted average number of common shares outstanding during the period.

     (e)  Fixed assets

          Fixed assets are stated at cost. Amortization is provided using the straight-line method at the annual rates set out in note 3.

     (f)  Website Development

          Website development costs incurred in the planning stage are expensed as incurred. The costs of application and infrastructure development incurred subsequent to the preliminary project stage, and that have received management approval for further development, and are capitalized and amortized on the straight-line method over their estimated useful life (estimated to be three years). Once developed, operating costs are expensed as incurred.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States


2.   ACCOUNTING POLICIES (CONTINUED):

     (g)  Revenue recognition

          Revenue earned in connection with website subscriptions is recognized over the term of the subscription. Revenue received in advance of reaching the recognition point is recorded as unearned revenue.

     (h)  Income taxes

          The Company accounts for income taxes by the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Although the Company has loss carryforwards available, no amount has been reflected on the balance sheet for deferred income taxes as any deferred income tax asset has been fully offset by a valuation allowance.

     (i)  Financial instruments

          The fair values of cash, accounts receivable, accounts payable and accrued liabilities and payable to directors approximate their carrying values due to the relatively short periods to maturity of these instruments. The maximum credit risk exposure for all financial assets is the carrying amount of that asset.

     (j)  Accounting Standards Change

          In June 1998 the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Adoption of this statement is not expected to impact the Company's results of operations or financial position as the Company has not, to date, entered into any derivative contracts.

     (k)  Stock option plan

          During the year the Company adopted a stock option plan whereby directors, officers, employees and consultants can be granted the right to subscribe for common shares of the Company. The maximum number of shares subject to the plan and the exercise price shall be determined by the directors, but shall be subject to the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. The vesting period and expiry date of options shall be determined by the board of directors. As at June 30, 2000 there are no options outstanding under the plan.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States


2.   ACCOUNTING POLICIES (CONTINUED):

     (k)  Stock option plan (continued)

          The Company applies APB Opinion No. 25 in accounting for stock options granted to employees whereby compensation cost is recorded only to the extent that the market price exceeds the exercise price at the date of grant. Options granted to non-employees are accounted for at their fair value at the date of grant.


3.   FIXED ASSETS:

                                                                                       Accumulated            Net Book
                                                       Rate           Cost            Amortization              Value
          Office furniture and equipment                20%      $     12,025         $        801         $     11,224
          Computer equipment                            33%            33,619                3,495               30,124
          Computer software                             33%             7,213                  701                6,512
          Leasehold improvements                        20%             3,622                  211                3,411
                                                                 ------------         ------------         ------------
                                                                 $     56,479         $      5,208         $     51,271
                                                                 ============         ============         ============

4.   WEBSITE DEVELOPMENT:
          Capitalized costs                                                                                $     20,276
          Accumulated amortization                                                                                  486
                                                                                                           ------------
                                                                                                           $     19,790
                                                                                                           ============

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States


5.   CAPITAL STOCK:

     a)   Authorized:
          100,000,000 Class A common shares with no par value
            1,000,000 Class B common non-voting shares with no par value 1,000,000 Class C common non-voting shares with no par value 1,000,000 Class D common non-voting shares with no par value 1,000,000 Class E redeemable non-voting preferred shares with a par value of $100 and a redemption value of $100 each 10,000,000 Class F redeemable, retractable non-voting preferred shares with a par value of $0.01 each
           10,000,000 Class G redeemable, retractable non-voting preferred shares with a par value of $0.01 each
            1,000,000 Class H redeemable, retractable non-voting preferred shares with a par value of $0.01 and a redemption value of $100 each

          The Class F and G shares shall only be issued as consideration for the acquisition of property. The redemption value of the shares shall be determined by formula at the time of issuance. The Class F and G shares are only entitled to non-cumulative dividends as described below unless the Company fails to redeem the shares at the request of the holder(s). In this event, the Class F and G shares are entitled to a 9% annual cumulative dividend based on the redemption amount of the shares.

          The class H shares are non-participating as to dividends unless the Company fails to redeem the shares at the request of the holder(s). In this event, the Class H shares are entitled to a 9% annual cumulative dividend based on the redemption amount of the shares.

          The Class A, B, C, D, E, F and G shares are entitled to dividends at the discretion of the directors, but dividends shall not be declared if doing so would reduce the value of the net assets of the Company below the aggregate redemption amounts of the issued Class F,G and H shares.

     b)   Subscription for shares:

          During the year, the Company received a subscription for 10,000 Class A common shares at CDN $0.25 (US $0.17) per share. The shares were issued subsequent to June 30, 2000.


6.   COMMITMENT:

     The Company rents its premises under a lease expiring on October 31, 2001. Future minimum annual lease payments over the remaining term of the lease are:

     2001                                                      $     25,384
     2002                                                             8,461

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States



7.   SUBSEQUENT EVENTS:

     a) On September 15, 2000 the Company entered into a letter of intent which proposes that all of the shareholders of the Company will exchange their common shares for approximately 70% of the common shares of Golden River Resources Inc., the shares of which are listed and posted for trading on the facilities of the over the counter bulletin board market in the United States. The shares of Golden River Resources Inc. received by the shareholders of the Company may be subject to escrow. This proposed transaction is subject to both shareholder and regulatory approval.

     b) Subsequent to June 30, 2000, the Company issued 543,800 Class A common shares for aggregate cash proceeds of $91,821.

     c) On August 30, 2000, the Company issued 100,000 Class A common shares in exchange for ownership of a website and associated domain names. The fair value of the shares issued, aggregating $16,885, approximated the fair value of the assets acquired.

     d) Subsequent to June 30, 2000, the Company loaned $18,236 to the President and two directors of the Company. The loans do not bear interest, are unsecured and are demand in nature.

8.   STATEMENT OF CASH FLOWS:

     Cash flows from operating activities prepared under the indirect method are as follows:



                                                                                   Predecessor Business (note 2(a))
                                                               Year ended             Period from        Year ended
                                                             June 30, 2000        July 1, 1999 to     June 30, 1999
                                                                                December 15, 1999
                                                                                      (unaudited)       (unaudited)
     (Loss) net income                                         $   (241,191)          $  19,015        $    31,259

     Non-cash item:
       Amortization                                                   5,694               1,071              1,837

       Accounts receivable                                           (7,239)              4,545              1,512
       Prepaid expenses and deposits                                 (5,825)                -                  -
       Accounts payable and accrued liabilities                      34,459                (295)            (1,638)
       Unearned revenue                                              25,115              (9,501)           (11,600)
                                                               -------------          ----------       ------------
                                                               $   (188,987)          $  14,835        $    21,370
                                                               =============          ==========       ============

                      Unaudited Pro Forma Consolidated and
                          Combined Financial Information for

                      GOLDEN RIVER RESOURCES INC.

                      and subsidiaries

                      (A Development Stage Enterprise)

GOLDEN RIVER RESOURCES INC.
and subsidiaries


Unaudited pro forma consolidated and combined financial information

The following unaudited pro forma consolidated and combined financial information gives effect to the acquisition of Columbus Networks Corporation ("Columbus") by Golden River Resources Inc. ("Golden River"), effective November 30, 2000. Under the proposed terms, the Columbus stockholders will obtain control of Golden River through the exchange of their shares of Columbus for shares of Golden River. Accordingly, the acquisition of Columbus has been accounted for in these unaudited pro forma consolidated and combined financial statements by the purchase method as a reverse acquisition in accordance with APB Opinion No. 16.

Under the purchase method of accounting for reverse acquisitions, the fair value of the purchase consideration issued is allocated to the assets acquired and liabilities assumed based on their estimated fair values. As Columbus, the accounting acquirer, is a closely held private company with no quoted market price for its shares, the purchase price has been estimated based on the fair value of Golden River's net assets. Management has estimated that there is no material difference between the book values and the fair values of Golden River's net assets and, accordingly, the transaction has been recorded at the net book value of Golden River's net assets at September 30, 2000.

The unaudited pro forma consolidated balance sheet as at September 30, 2000 gives effect to the acquisition as if it occurred on September 30, 2000. The Golden River and Columbus balance sheet information was derived from their unaudited September 30, 2000 balance sheets. The unaudited pro forma combined statements of operations for the year ended June 30, 2000 and the three month period ended September 30, 2000 give pro forma effect to the acquisition as if the transaction was consummated as of July 1, 1999. The Golden River and Columbus statement of operations information for the year ended June 30, 2000 was derived from their audited statements of operations for the year then ended. The Golden River and Columbus statement of operations information for the three month period ended September 30, 2000 was derived from their unaudited statements of operations for the period then ended.

The unaudited pro forma consolidated and combined financial information has been prepared by management and is not necessarily indicative of the consolidated financial position or combined results of operations in future periods or the results that actually would have been realized had Golden River and Columbus been a combined company during the specified periods. The pro forma combined statements of operations do not include any material non-recurring charges or credits directly attributable to the transaction. The unaudited pro forma consolidated and combined financial information, including the notes thereto, should be read in conjunction with, the historical consolidated financial statements of Golden River included in its June 30, 2000 Form 10-KSB filed October 13, 2000 and its September 30, 2000 Form 10-QSB filed November 14, 2000 with the Securities and Exchange Commission and the historical financial statements of Columbus attached to this Form 8K.

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Unaudited Pro Forma Consolidated Balance Sheet

September 30, 2000

$ United States

===================================================================================================================
                                                         Historical                        Pro    Forma
                                             Golden River         Columbus         Adjustments     Consolidated
                                                                                      (note 2)
-------------------------------------------------------------------------------------------------------------------
Assets
Current assets
     Cash                                  $      9,532      $     26,273     $    500,000 (d)  $      535,805
     Accounts receivable                            -              68,477              -                68,477
     Receivable from directors                      -              18,758              -                18,758
     Prepaid expenses and deposits                4,474             3,419              -                 7,893
-------------------------------------------------------------------------------------------------------------------
                                                 14,006           116,927          500,000             630,933
Fixed assets                                      7,705            55,559              -                63,264
Website development                                 -              48,407              -                48,407
-------------------------------------------------------------------------------------------------------------------
                                           $     21,711      $    220,893     $    500,000      $      742,604
===================================================================================================================

Liabilities and Stockholders' Equity (Deficiency)

Current liabilities
     Accounts payable and
       accrued liabilities                 $    137,146            49,795              -               186,941
     Due to stockholders                         10,577               -                -                10,577
     Debt                                        60,350               -                -                60,350
     Interim financing payable                   75,000               -                -                75,000
     Unearned revenue                               -             127,759              -               127,759
-------------------------------------------------------------------------------------------------------------------
                                                283,073           177,554              -               460,627
Subscription for shares                         100,000               -                -               100,000

Stockholders' Equity (Deficiency)
     Capital stock                               17,845           395,833          356,529  (a)
                                                                                  (356,529) (a)
                                                                                         1  (b)
                                                                                   (17,845) (c)
                                                                                   500,000  (d)
                                                                                  (192,000) (e)
                                                                                  (683,167) (f)         20,667
     Additional paid in capital               1,983,262               -         (1,983,262) (c)
                                                                                   192,000  (e)
                                                                                   683,167  (f)        875,167
     Deficit accumulated during the
       development stage                     (2,375,391)         (355,181)        (361,363) (b)
                                                                                 2,375,391  (c)       (716,544)
     Accumulated other comprehensive
       income:
         Cumulative translation adjustment       12,922             2,687          (12,922) (c)          2,687
-------------------------------------------------------------------------------------------------------------------
                                               (361,362)           43,339          500,000             181,977
-------------------------------------------------------------------------------------------------------------------
                                           $     21,711      $    220,893      $   500,000      $      742,604
===================================================================================================================

See accompanying notes to financial information.

On behalf of the Board:

    "ROGER D. WATTS"                          Director
--------------------------------------

    "R. BRUCE MANERY"                         Director
--------------------------------------

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Unaudited Pro Forma Combined Statement of Operations

Year ended June 30, 2000

$ United States

===================================================================================================================
                                                        Historical                     Pro   Forma
                                             Golden River          Columbus      Adjustments    Combined
-------------------------------------------------------------------------------------------------------------------
Fee revenue                                 $          -      $      38,151     $                $      38,151
Interest and other income                              -              1,796                              1,796
-------------------------------------------------------------------------------------------------------------------
                                                       -             39,947                             39,947

Expenses
     Advertising and promotion                         -             17,280                             17,280
     Amortization - fixed assets                     2,342            5,208                              7,550
     Amortization - website development                -                486                                486
     Automotive                                        -              9,808                              9,808
     Bank charges                                      -                766                                766
     Conferences                                       -              7,906                              7,906
     Consulting fees                               226,425              -                              226,425
     Exploration of mineral properties              42,065              -                               42,065
     Foreign exchange                              (10,588)             -                              (10,588)
     General and administrative                     47,044              -                               47,044
     Inducement fee                                    -             18,996                             18,996
     Insurance                                         -              1,224                              1,224
     Interest on long term debt                      6,667              -                                6,667
     Internet fees                                     -             15,238                             15,238
     Licenses, fees and dues                           -              3,049                              3,049
     Management fees                                57,104              -                               57,104
     Office                                            -              8,644                              8,644
     Option payments to acquire mineral
       properties                                   30,000              -                               30,000
     Professional fees                             103,576           18,858                            122,434
     Rent                                              -             12,470                             12,470
     Repairs and maintenance                           -              1,612                              1,612
     Telephone                                         -              5,049                              5,049
     Training                                          -              1,022                              1,022
     Travel and promotion                           73,949           13,866                             87,815
     Wages and benefits                                -            137,098                            137,098
     Website development                               -              2,558                              2,558
-------------------------------------------------------------------------------------------------------------------
                                                   578,584          281,138                            859,722
-------------------------------------------------------------------------------------------------------------------
Loss                                        $     (578,584)   $    (241,191)    $                $    (819,775)
===================================================================================================================

Weighted average number of shares               16,284,097                                          20,276,499

Loss per share                              $        (0.04)                                      $       (0.04)
===================================================================================================================


See accompanying notes to financial information.

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Unaudited Pro Forma Combined Statement of Operations

Three month period ended September 30, 2000

$ United States

===================================================================================================================
                                                         Historical                      Pro   Forma
                                             Golden River        Columbus        Adjustments       Combined
-------------------------------------------------------------------------------------------------------------------

Fee revenue                                 $          -      $      28,066     $                $      28,066
Interest and other income                              -                175                                175
-------------------------------------------------------------------------------------------------------------------
                                                       -             28,241                             28,241
Expenses
     Advertising and promotion                         -              3,875                              3,875
     Amortization - fixed assets                       -              4,503                              4,503
     Amortization - website development                -              1,239                              1,239
     Automotive                                        -              7,325                              7,325
     Bank charges                                      -                433                                433
     Conferences                                       -              6,112                              6,112
     Consulting fees                                   -              5,667                              5,667
     Depreciation                                      469              -                                  469
     Foreign exchange                               (9,918)             -                               (9,918)
     General and administrative                     22,923              -                               22,923
     Insurance                                         -                 36                                 36
     Interest on long term debt                      4,000              -                                4,000
     Internet fees                                     -              5,437                              5,437
     Licenses, fees and dues                           -              3,877                              3,877
     Office                                                              71                                 71
     Professional fees                              38,523           12,911                             51,434
     Rent                                              -              6,339                              6,339
     Repairs and maintenance                           -              1,751                              1,751
     Telephone                                         -              2,356                              2,356
     Travel and promotion                           29,451            4,086                             33,537
     Wages and benefits                                -             76,213                             76,213
-------------------------------------------------------------------------------------------------------------------
                                                    85,448          142,231                            227,679
-------------------------------------------------------------------------------------------------------------------
Loss                                        $      (85,448)   $    (113,990)    $                $    (199,438)
===================================================================================================================

Weighted average number of shares               17,702,444                                          20,631,086

Loss per share (note 3)                     $       (0.00)                                       $      (0.01)
===================================================================================================================


See accompanying notes to financial information.

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Notes to Unaudited Pro Forma Consolidated and Combined Financial Information

$ United States

--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION:

     These pro forma consolidated and combined financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

     Golden River acquired Columbus effective November 30, 2000. Immediately prior to the transaction, Golden River's outstanding common stock will be rolled back on the basis of one common share for each four outstanding common shares. Golden River will then issue 14,955,475 shares of its common stock to the Columbus stockholders for all of the outstanding common stock of Columbus.

     The acquisition will be accounted for under the purchase method of accounting for reverse acquisitions in accordance with APB Opinion No. 16. Under the purchase method of accounting for reverse acquisitions, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. As Columbus, the accounting acquirer, is a closely held private company with no quoted market price for its shares, the purchase price is based upon the fair value of Golden River's net assets. Management has estimated that there is no material difference between the book values and the fair values of Golden River's net assets. Accordingly, the book values of Golden River's assets and liabilities have been combined with the historical values of the assets and liabilities of Columbus in the unaudited pro forma consolidated balance sheet.

     The actual measurement and allocation of the purchase price will depend on Golden River's net assets on the closing date. Consequently, the actual measurement and allocation of the purchase price could differ from that presented in the unaudited pro forma consolidated balance sheet.

2.   PRO FORMA ADJUSTMENTS:

     The unaudited pro forma consolidated balance sheet gives effect to the following transactions as if they had occurred on September 30, 2000:

     (a) To reflect the issuance of 2,097,232 Columbus Class A common shares at a deemed value of $0.17 per share for brokerage services immediately prior to the share exchange.

     (b) To reflect the issuance of 14,955,475 shares of Golden River common stock for all of the outstanding common stock of Columbus. As Golden River has a net asset deficiency, the amount of this deficiency has been recorded as a capital transaction in stockholders' equity.

     (c) To reflect the elimination of the stockholders' deficiency of Golden River upon consummation of the transaction.

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Notes to Unaudited Pro Forma Consolidated and Combined Financial Information (continued)

$ United States

-------------------------------------------------------------------------------

2.   PRO FORMA ADJUSTMENTS (CONTINUED):

     (d) To reflect stock subscriptions for 1,250,000 common shares of Golden River for aggregate cash proceeds of $500,000 received prior to the share exchange in anticipation of the transaction, which shares will be issued on completion of the transaction.

     (e) To reflect the fair value of 1,250,000 share purchase warrants granted in conjunction with the share issuance described in note 2 d). The warrants have an exercise price of $0.40 per share and are exercisable for one year from the date of grant. The warrants are assumed to be granted immediately subsequent to the share exchange.

         The fair value of $192,000 of these warrants has been determined using the Black Scholes Method assuming the expected life to be equal to the life of the warrants, volatility factor of 95%, risk free rate of 6.0% and no assumed dividend rate. The fair value of the warrants has been recorded as a share issuance cost for purposes of these pro forma financial statements.

     (f) To  restate   capital   stock  to  equal  par  value  of  common  stock
         outstanding.

3.   PRO FORMA LOSS PER SHARE:

     The unaudited pro forma combined loss per share is based upon the weighted average number of outstanding shares of common stock of Golden River during each period presented adjusted for the roll back, plus the following share issuances as if the acquisition occurred July 1, 1999:

     i) the number of shares issued to consummate the acquisition of Columbus described in note 2 b); and

     ii) the common shares issued for cash described in note 2 d).